Exhibit 10.9

AMENDMENT NUMBER THREE TO CLINICAL TRIAL AGREEMENT

THIS AMENDMENT NUMBER THREE TO THE CLINICAL TRIAL AGREEMENT (the “Amendment”) is effective March 1, 2010 (“Effective Date”) The General Hospital Corporation d/b/a Massachusetts General Hospital, a not-for-profit corporation organized under the laws of Massachusetts with its principal place of business at 55 Fruit Street, Boston, MA 02114 (“Institution”) and CytoDyn, Inc., a publicly traded corporation organized under the laws of Colorado with its principal place of business at 1511 Third Street, Santa Fe, New Mexico 87505 (“Company”).

RECITALS

A.	INSTITUTION has previously entered into a Clinical Trial Agreement to perform the study protocol entitled “An observational study to determine the in-vitro immunologic and virology activity of Cytolin,” with COMPANY on September 28, 2009 as amended on October 14, 2009 and December 1, 2009 (the “Agreement”).

B.	COMPANY has agreed to provide further funding to INSTITUTION for technical and nursing support so INSTITUTION may have two data points from the study by the end of the calendar year 2010 before the Study Drug has expired.

C.	The parties now desire to further amend the Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, INSTITUTION and Company agree as follows:

1.	Except as expressly modified by this Third Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect. All terms used herein shall have the same meaning as ascribed to them in the Agreement. To the extent any term or provision of this Third Amendment conflicts with any term or provision of the Agreement, the terms and provisions of this Third Amendment shall prevail.

2.	Section 9.1 shall be replaced in its entirety as follows:

General. Company agrees to support this Study with a research grant of three hundred sixteen thousand seven hundred and fifty-five Dollars ($549,570.00), inclusive of indirect costs, 50% to be paid upon execution of this Agreement, 25% to be paid by month three of the study, and 25% to be paid by month six of the study, all subject to the internal-controls division of the Sarbanes-Oxley Act.

3.	This Amendment shall be made part of the Agreement and attached thereto.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the last date written below. The Effective Date of this Amendment shall be March 1, 2010.

ACCEPTED and AGREED:

The General Hospital Corporation

/s/ Jason McLaren, J.D.
Jason McLaren, J.D., Pharm.D.
Agreement Associate
Date: March 8, 2010

CytoDyn, Inc.

/s/ Allen D. Allen
Allen D. Allen
Chief Executive Officer
Date: March 8, 2010

READ and ACKNOWLEDGED:

/s/ Eric Rosenberg, M.D.
Eric Rosenberg, M.D.